UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

Innovative MedTech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51390	33-1130446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2310 York St, Suite 200

Blue Island, IL 60406

(Address of principal executive offices)

(708) 925-9424

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On December 17, 2024, Innovative MedTech, Inc. (the “Company” or “IMTH”) issued 6,500,000 shares of common stock to Red Halo, LLC, the limited liability company of Company CEO Michael Friedman, in satisfaction of accrued compensation of $325,000 owed to Mr. Friedman and his entity by the Company. The shares were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) promulgated thereunder, as there was no general solicitation, and the transaction did not involve a public offering.

Item 7.01. Regulation FD Disclosure.

The Company furnishes the following business updates to its shareholders:

•	IMTH Plans to Enter Advanced Wound Care Market

o	IMTH has recently signed consulting agreements with two highly experienced wound care specialists to manage the Company’s expansion into the burgeoning advanced wound care market. IMTH plans to provide advanced wound care services to its 25-unit Sarah Care subsidiary and aggressively pursue many major wound care opportunities outside of the Sarah Care system. IMTH expects to utilize the biological amnionic membrane allograft which has proven to be a dramatic leap forward in wound care with a 99.2% success rate for closing and healing infected wounds, far beyond anything that has previously been achieved.

o	IMTH’s new consultants have contracts with two of the largest distributors for biological amnion membrane allografts. Their primary objectives are to pursue potential wound care acquisitions and partnerships for IMTH and to make IMTH an active sales representative to the largest consumers of wound care services, including wound care centers, nursing homes, assisted living centers, podiatrists, etc. IMTH is committed to becoming a major player in advanced wound care treatment.

o	The global wound care market size was estimated at USD $23.15 billion in 2024 and is projected to grow at a CAGR of 4.19% from 2025 to 2030 (https://www.grandviewresearch.com/industry-analysis/wound-care-market).

•	IMTH Signs Asset Purchase Agreement with AI Health Technologies

o

On January 5, 2025, IMTH signed an Asset Purchase Agreement (“APA”) with AI Health Technologies, Inc. to acquire its newly developed CyberHealthAI system. This cutting-edge technology is designed to create an all-in-one universe for healthcare providers that includes refresher training, real time measurements, and video documentation of the entire procedure. CyberHealthAI was originally developed for wound care procedures but has been found to bring added value to many other health care services as well. Sales and licensing agreements in connection with the CyberHealthAI system are expected to begin in the 2nd quarter of 2025 (assuming the acquisition closes). By its terms, the APA is not considered binding until IMTH has completed its due diligence, and there is no guarantee that the acquisition will close. Upon IMTH’s determination that the APA is binding, IMTH intends to file a Current Report on Form 8-K with disclosure regarding the APA under Item 1.01 of such Current Report.

o

CyberHealthAI is focused on fusing the patient healthcare experience with a newly developed Artificial Intelligence / Virtual Reality system that creates an innovative environment for healthcare providers to deliver top level treatments / procedures to their patients. The system is designed to allow providers to access everything they need right at their fingertips, while exceeding government and commercial insurance guidelines and protocols.

•	Texas A&M College of Dentistry Signs Memorandum of Understanding to Perform a Bioequivalence Study for IMTH Licensed “Oral Thrush”

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o

Texas A&M University College of Dentistry and Shear-Kershman Laboratories have signed a Memorandum of Understanding (MOU) to collaborate on transformative healthcare initiatives in oral care, including performing a bioequivalency study for Oral Thrush. On May 17, 2024, IMTH entered into an Exclusive License Agreement with Shear Kershman Labs (“SKL”) that provided that IMTH would receive 80% ownership of the SKL distribution subsidiary for Oral Thrush. SKL developed “Oral Thrush” to treat the oral thrush condition in which a fungus, Candida albicans, accumulates on the lining of the mouth and sometimes overgrows and causes symptoms, such as creamy white lesions, usually on the tongue or inner cheeks. Under the Exclusive License Agreement, SKL will form a subsidiary to distribute Oral Thrush, and IMTH will become an 80% owner of the subsidiary.

o

The global market size for oral candidiasis treatments is estimated to be around $7.98 billion (Business Research Insights, https://www.businessresearchinsights.com/market-reports/oral-thrush-market-111169), driven by prescription and over-the-counter antifungal medications, mouth rinses, and topical formulations, and market is projected to touch USD $9.98 billion by 2032 at CAGR 2.5% during the forecast period.

This Current Report on Form 8-K does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any securities, nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful.

The furnishing of the information in this Item 7.01 of this Current Report on Form 8-K is not an admission as to the materiality of such information. The information furnished in this Item 7.01 is intended to be considered in the context of more complete information included in the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise such information, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE MEDTECH, INC.

Dated: January 8, 2025	By:	/s/ Michael Friedman
Michael Friedman
Chief Executive Officer

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